                                                                   EXHIBIT 10.22

                          TRADEMARK SECURITY AGREEMENT
                                  (GUARANTORS)

               THIS TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of May 29, 1998 is executed and delivered by each of the undersigned Subsidiaries of STORMEDIA INCORPORATED, a Delaware Corporation (each of the undersigned a "Debtor" and collectively "Debtors"), and by FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lenders as time to time party to the Loan Agreement, (in such capacity "Foothill"), in light of the following:

                                    RECITALS

               A. Borrowers and Foothill are, contemporaneously herewith, entering into that certain Loan and Security Agreement ("Loan Agreement") of even date herewith;

               B. In order to induce Foothill to extend financial accommodations to Borrowers pursuant to the Loan Agreement, and in consideration thereof, and in consideration of any loans or other financial accommodations at any time extended by Foothill to Borrowers, whether pursuant to the Loan Agreement or otherwise, each of the Guarantors has agreed, jointly and severally, to guaranty the Guarantied Obligations; and

               C. Each Debtor is a subsidiary of one or more of Borrowers and each Guarantor derives substantial direct economic benefits from the Borrowers by virtue of the extensions of credit by Foothill as provided in the Loan Agreement;

               D. Pursuant to the Guarantees and as one of the conditions precedent to the obligations of Foothill under the Loan Agreement, Debtors have agreed to execute and deliver this Agreement to Foothill for filing with the PTO and with any other relevant recording systems in any domestic jurisdiction, and as further evidence of and to effectuate Foothill's existing security interests in the trademarks and other general intangibles described herein.

                                   ASSIGNMENT

               NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, Debtors hereby agree in favor of Foothill as follows:

1.      Definitions; Interpretation.

                      (a) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

               "Bridge Term Loan Secured Obligations" means those obligations of the Guarantors under the Guaranty that relate to the Bridge Term Loan Obligations.

               "Guarantied Obligations" shall have the meaning ascribed thereto in the Guarantees.

               "Debtors" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

               "Other Secured Obligations" means the Secured Obligations other than the Bridge Term Loan Secured Obligations.

               "Proceeds" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Trademark Collateral, including "proceeds" as defined at UCC Section 9306, all insurance proceeds and all proceeds of proceeds. Proceeds shall include (i) any and all accounts, chattel paper, instruments, general intangibles, cash and other proceeds, payable to or for the account of Debtors, from time to time in respect of any of the Trademark Collateral, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of Debtors from time to time with respect to any of the Trademark Collateral, (iii) any and all claims and payments (in any form whatsoever) made or due and payable to Debtors from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Trademark Collateral by any Person acting under color of governmental authority, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Trademark Collateral or for or on account of any damage or injury to or conversion of any Trademark Collateral by any Person.

               "PTO" means the United States Patent and Trademark Office and any successor thereto.

               "Secured Obligations" shall mean all liabilities, obligations, or undertakings owing by Guarantors to Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Guaranty, the other Loan Documents, or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees



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(including attorneys fees), and expenses which any Guarantor is required to pay pursuant to any of the foregoing, by law, or otherwise.

               "Trademark Collateral" has the meaning set forth in Section 2.

               "Trademarks" has the meaning set forth in Section 2.

               "United States" and "U.S." each mean the United States of America.

                      (b) Terms Defined in UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

                      (c) Interpretation. In this Agreement, except to the extent the context otherwise requires:

                             (i) Any reference to a Section or a Schedule is a reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                             (ii) The words "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.

                             (iii)  The meaning of defined terms shall be
        equally applicable to both the singular and plural forms of the terms defined.

                             (iv)   The words "including," "includes" and
        "include" shall be deemed to be followed by the words "without limitation."

                             (v)    References to agreements and other
        contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto.

                             (vi) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

                             (vii)  Any captions and headings are for
        convenience of reference only and shall not affect the construction of this Agreement.



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                             (viii) Terms defined in the Loan Agreement and not
        otherwise defined herein shall have the respective meanings assigned to them in the Loan Agreement and the rules of construction set forth in
        Section 1 of the Loan Agreement shall likewise govern this Agreement.

                             (ix) In the event of any actual, irreconcilable conflict between the terms and provisions of this Agreement and the Loan Agreement, the terms and provisions of the Loan Agreement shall control and govern; provided, however, that the inclusion herein of additional obligations on the part of Debtors and supplemental rights and remedies in favor of Foothill (whether under federal law or applicable California law), in each case in respect of the Trademark Collateral, shall not be deemed a conflict in the Loan Agreement.

               2.     Security Interests.

                      (a)    Assignment and Grant of Security Interests.

                             (i) To secure the Bridge Term Loan Secured Obligations, Debtors hereby grant, assign, transfer and convey to Foothill a continuing security interest in all of Debtors' right, title and interest in and to the following property, whether now existing or hereafter acquired or arising and whether registered or unregistered (collectively, the "Trademark Collateral"):

                                    (a)    all state (including common law) and
        federal trademarks, service marks and trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, together with and including all licenses therefor held by Debtors (unless otherwise prohibited by any license or related licensing agreement under circumstances where the granting of the security interest would have the effect under applicable law of terminating or permitting termination of the license for breach (unless the licensor has consented to such grant or waived such termination remedy)), and all registrations and recordings thereof, and all applications filed or to be filed in connection therewith, including registrations and applications in the PTO, any State of the United States and all extensions or renewals thereof, including without limitation any of the foregoing identified on Schedule A hereto (as the same may be amended, modified or supplemented from time to time), and the right (but not the obligation) to register claims under any state or federal trademark law or regulation and to apply for, renew and extend any of the same, to sue or bring opposition or cancellation proceedings in the name of Debtors or in the name of Foothill for past, present or future infringement or unconsented use thereof, and all rights arising therefrom throughout the world (collectively, the "Trademarks");



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                                    (b)    all claims, causes of action and
        rights to sue for past, present or future infringement or unconsented use of any Trademarks and all rights arising therefrom and pertaining thereto;

                                    (c)    all general intangibles related to or
        arising out of any of the Trademarks and all the goodwill of Debtors' businesses symbolized by the Trademarks or associated therewith and associated product lines to the extent embodying the Trademarks; and

                                    (d)    all products and Proceeds of any and
        all of the foregoing.

                             (ii)   To secure the Other Secured Obligations,
Debtors hereby grant, assign, transfer and convey to Foothill a continuing security interest in all of Debtors' right, title and interest in and to the following property, whether now existing or hereafter acquired or arising and whether registered or unregistered (collectively, the "Trademark Collateral"):

                                    (a)    all state (including common law) and
        federal trademarks, service marks and trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, together with and including all licenses therefor held by Debtors (unless otherwise prohibited by any license or related licensing agreement under circumstances where the granting of the security interest would have the effect under applicable law of terminating or permitting termination of the license for breach (unless the licensor has consented to such grant or waived such termination remedy)), and all registrations and recordings thereof, and all applications filed or to be filed in connection therewith, including registrations and applications in the PTO, any State of the United States and all extensions or renewals thereof, including without limitation any of the foregoing identified on Schedule A hereto (as the same may be amended, modified or supplemented from time to time), and the right (but not the obligation) to register claims under any state or federal trademark law or regulation and to apply for, renew and extend any of the same, to sue or bring opposition or cancellation proceedings in the name of Debtors or in the name of Foothill for past, present or future infringement or unconsented use thereof, and all rights arising therefrom throughout the world (collectively, the "Trademarks");

                                    (b)    all claims, causes of action and
        rights to sue for past, present or future infringement or unconsented use of any Trademarks and all rights arising therefrom and pertaining thereto;



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                                    (c)    all general intangibles related to or
        arising out of any of the Trademarks and all the goodwill of Debtors' businesses symbolized by the Trademarks or associated therewith; and

                                    (d)    all products and Proceeds of any and
        all of the foregoing.

                      (b) Continuing Security Interest. Debtors agree that this Agreement shall create a continuing security interest in the Trademark Collateral which shall remain in effect until terminated in accordance with
Section 17.

               3. Further Assurances; Appointment of Foothill as Attorney-in-Fact. Debtors at their expense shall execute and deliver, or cause to be executed and delivered, to Foothill any and all documents and instruments, in form and substance reasonably satisfactory to Foothill, and take any and all action, which Foothill may reasonably request from time to time, to perfect and continue perfected, maintain the priority of or provide notice of Foothill's security interest in the Trademark Collateral and to accomplish the purposes of this Agreement. Foothill shall have the right, in the name of Debtors, or in the name of Foothill or otherwise, without notice to or assent by Debtors, and Debtors hereby irrevocably constitutes and appoints Foothill (and any of Foothill's officers or employees or agents designated by Foothill) as Debtors' true and lawful attorney-in-fact with full power and authority, (i) to sign the names of Debtors on all or any of such documents or instruments and perform all other acts that Foothill reasonably deems necessary or advisable in order to perfect or continue perfected, maintain the priority or enforceability of or provide notice of Foothill's security interest in, the Trademark Collateral, and
(ii) to execute any and all other documents and instruments, and to perform any and all acts and things for and on behalf of Debtors, which Foothill reasonably may deem necessary or advisable to maintain, preserve and protect the Trademark Collateral and to accomplish the purposes of this Agreement, including (A) after the occurrence and during the continuance of any Event of Default, to defend, settle, adjust or institute any action, suit or proceeding with respect to the Trademark Collateral, (B) to assert or retain any rights under any license agreement for any of the Trademark Collateral, and (C) after the occurrence and during the continuance of any Event of Default, to execute any and all applications, documents, papers and instruments for Foothill to use the Trademark Collateral, to grant or issue any exclusive or non-exclusive license with respect to any Trademark Collateral, and to assign, convey or otherwise transfer title in or dispose of the Trademark Collateral. The power of attorney set forth in this Section 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated in accordance with Section 17.



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               4.     Representations and Warranties. Debtors represent and
warrant to Foothill, in each case to the best of its knowledge, information, and belief, as follows:

                      (a) No Other Trademarks. Schedule A sets forth, as of the Closing Date, a true and correct list of all of the existing Trademarks that are registered, or for which any application for registration has been filed with the PTO or any corresponding or similar trademark office of any other U.S. jurisdiction, and that are owned or held (whether pursuant to a license or otherwise) and used by Debtors.

                      (b) Trademarks Subsisting. Each of the Trademarks listed in Schedule A is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and, to the best of Debtors's knowledge, each of the Trademarks is valid and enforceable.

                      (c)    Ownership of Trademark Collateral; No Violation.
(i) Debtors have rights in and good and defensible title to the existing Trademark Collateral, (ii) with respect to the Trademark Collateral shown on Schedule A hereto as owned by it, Debtors are the sole and exclusive owners thereof, free and clear of any Liens and rights of others (other than the security interest created hereunder and the interests of the Bank Group Financing Documents as contemplated by the Intercreditor Agreement and other than Permitted Liens), including licenses, registered user agreements and covenants by Debtors not to sue third persons, and (iii) with respect to any Trademarks for which either Debtor is either a licensor or a licensee pursuant to a license or licensee agreement regarding such Trademark, each such license or licensing agreement is in full force and effect, Debtors are not in default of any of its obligations thereunder and, other than the parties to such licenses or licensing agreements, no other Person has any rights in or to any of the Trademark Collateral. To the best of Debtors' knowledge, the past, present and contemplated future use of the Trademark Collateral by Debtors has not, does not and will not infringe upon or violate any right, privilege or license agreement of or with any other Person.

                      (d) No Infringement. To the best of Debtors' knowledge, no material infringement or unauthorized use presently is being made of any of the Trademark Collateral by any Person.

                      (e) Powers. Debtors have the unqualified right, power and authority to pledge and to grant to Foothill a security interest in all of the Trademark Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained.



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               5.     Covenants. So long as any of the Secured Obligations
remain unsatisfied, Debtors agree that it will comply with all of the covenants, terms and provisions of this Agreement, the Loan Agreement and the other Loan Documents, and Debtors will promptly give Foothill written notice of the occurrence of any event that could have a material adverse effect on any of the Trademarks or the Trademark Collateral, including any petition under the Bankruptcy Code filed by or against any licensor of any of the Trademarks for which either Debtor is a licensee.

               6. Future Rights. Except as otherwise agreed in writing by Foothill, for so long as any of the Secured Obligations shall remain outstanding, or, if earlier, until Foothill shall have released or terminated, in whole but not in part, its interest in the Trademark Collateral, if and when either Debtor shall obtain rights to any new Trademarks, or any reissue, renewal or extension of any Trademarks, the provisions of Section 2 shall automatically apply thereto and Debtors shall give to Foothill prompt notice thereof. Debtors shall do all things reasonably deemed necessary or advisable by Foothill to ensure the validity, perfection, priority and enforceability of the security interests of Foothill in such future acquired Trademark Collateral. Debtors hereby authorize Foothill to modify, amend or supplement the Schedules hereto and to re-execute this Agreement from time to time on Debtors' behalf and as its attorney-in-fact to include any future Trademarks which are or become Trademark Collateral and to cause such re-executed Agreement or such modified, amended or supplemented Schedules to be filed with the PTO.

               7. Foothill's Duties. Notwithstanding any provision contained in this Agreement, Foothill shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to Debtors or any other Person for any failure to do so or delay in doing so. Except for the accounting for moneys actually received by Foothill hereunder or in connection herewith, Foothill shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Trademark Collateral.

               8. Remedies. Subject to the terms of the Loan Agreement and the Intercreditor Agreement, from and after the occurrence and during the continuation of an Event of Default, Foothill shall have all rights and remedies available to it under the Loan Agreement and applicable law (which rights and remedies are cumulative) with respect to the security interests in any of the Trademark Collateral or any other Collateral. Debtors agrees that such rights and remedies include the right of Foothill as a secured party to sell or otherwise dispose of its Collateral after default, pursuant to UCC Section 9504. Debtors agrees that Foothill shall at all times have such royalty-free licenses, to the extent permitted by law, for any Trademark Collateral that is reasonably necessary to permit the exercise of any of Foothill's rights or remedies upon or after the occurrence of (and during the continuance of) an Event of Default with respect to (among other things) any tangible asset of Debtors in which Foothill has a security interest, including Foothill's rights to sell inventory, tooling or packaging which is



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acquired by Debtors (or its successors, assignees or trustees in bankruptcy). In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Foothill shall have the right but shall in no way be obligated to bring suit, or to take such other action as Foothill deems necessary or advisable, in the name of either Debtor or Foothill, to enforce or protect any of the Trademark Collateral, in which event Debtors shall, at the request of Foothill, do any and all lawful acts and execute any and all documents required by Foothill in aid of such enforcement. To the extent that Foothill shall elect not to bring suit to enforce such Trademark
Collateral, Debtors, in the exercise of their reasonable business judgment, agree to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violation thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation.

               9. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Debtors and Foothill and their respective successors and assigns.

               10. Notices. All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.

               11. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the federal laws of the United States of America and the laws of the State of California.

               12. Amendment. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties as provided in the Loan Agreement. Notwithstanding the foregoing, Foothill may re-execute this Agreement or modify, amend or supplement the Schedules hereto as provided in Section 6 hereof.

               13. Severability. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

               14. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.



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               15.    Loan Agreement. Debtors acknowledge that the rights and
remedies of Foothill with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Loan Agreement and all such rights and remedies are cumulative.

               16. No Inconsistent Requirements. Debtors acknowledge that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and Debtors agree that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms. To the extent of any conflict between the provisions of this Agreement and the Loan Agreement, however, the provisions of the Loan Agreement shall govern.

               17. Termination. Upon the payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agreement shall terminate, and Foothill shall execute and deliver such documents and instruments and take such further action reasonably requested by Debtors, at Debtors' expense, as shall be necessary to evidence termination of the security interest granted by Debtors to Foothill hereunder, including cancellation of this Agreement by written notice from Foothill to the PTO.








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               IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement, as of the date first above written.


                                  STRATES SBN. BHD., a Malaysian corporation

                                  By: /s/
                                     ------------------------------------

                                  Title:
                                        ---------------------------------


                                  STORMEDIA FOREIGN SALES CORPORATION,
                                  a United States Virgin Islands corporation

                                  By: /s/
                                     ------------------------------------

                                  Title:
                                        ---------------------------------


                                  STORMEDIA INTERNATIONAL LTD.,
                                  a Cayman Islands corporation

                                  By: /s/
                                     ------------------------------------

                                  Title:
                                        ---------------------------------


                                  STRATES PTE. LTD,
                                  a Singapore corporation

                                  By: /s/
                                     ------------------------------------

                                  Title:
                                        ---------------------------------


                                  FOOTHILL CAPITAL CORPORATION,
                                  a California corporation

                                  By: /s/
                                     ------------------------------------

                                  Title:
                                        ---------------------------------





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



STATE OF CALIFORNIA          )
                             )  ss
COUNTY OF LOS ANGELES        )


        On May ___, 1998, before me, ____________________________, Notary
Public, personally appeared ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.


                         /s/
                         ----------------------
                         Signature

[SEAL]

STATE OF CALIFORNIA          )
                             )  ss
COUNTY OF LOS ANGELES        )


        On May ___, 1998, before me, _____________________________, Notary
Public, personally appeared _____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.


                         ______________________
                         Signature

[SEAL]

                                   SCHEDULE A
                       to the Trademark Security Agreement

                              Trademarks of Debtors


                                                                   Registration/
                                             Registration/         Application
Type           Jurisdiction       Mark       Application Date      No.
----           ------------       ----       ----------------      ---












                                      A-1.